SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 22, 2004

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(States or Other Jurisdictions of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Item 12.	Results of Operations and Financial Condition.

On April 22, 2004, United Rentals, Inc., issued a press release reporting financial results for the first quarter of 2004. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1	Press release of United Rentals, Inc., dated April 22, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of April 2004.

UNITED RENTALS, INC.

By:	/s/ John N. Milne

Name:	John N. Milne
Title:	President and Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ John N. Milne

Name:	John N. Milne
Title:	President and Chief Financial Officer